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                                                                 EXHIBIT 10.11.1


       SCHEDULE OF PROMISSORY NOTES OF NEW YORK BAGEL ENTERPRISES, INC. AND LOTS A' BAGELS, INC. PAYABLE TO THE ORDER OF NATIONSBANK, N.A.


PROMISSORY NOTE DATE
1.   September 11, 1997
2.   September 11, 1997
3.   October 14, 1997
4.   October 14, 1997
5.   November 18, 1997
6.   December 23, 1997

PRINCIPAL AMOUNT
1.   $400,000.00
2.   $300,000.00
3.   $560,000.00
4.   $140,000.00
5.   $600,000.00
6.   $500,000.00

INTEREST RATE
1.   NationsBank Prime Rate; Variable
2.   NationsBank Prime Rate; Variable
3.   NationsBank Prime Rate; Variable
4.   NationsBank Prime Rate; Variable
5.   NationsBank Prime Rate; Variable
6.   NationsBank Prime Rate; Variable

REPAYMENT TERMS
1. 36 equal monthly payments of $12,627.01, commencing October 11, 1997, and a final payment of all unpaid principal and interest due on September 10, 2000
2. Principal matures September 30, 1998; interest payments quarterly, beginning December 31, 1997
3. Principal matures September 30, 1998; interest payments quarterly, beginning December 31, 1997
4. 36 equal monthly payments of $4,419.46, commencing November 14, 1997, and a final payment of all unpaid principal and interest due on October 14, 2000
5.   Principal and interest matures on February 18, 1998
6.   Principal and interest matures on January 22, 1998






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